EXHIBIT 4.8

                                     WAIVER

     WAIVER (this "WAIVER"), dated as of November 13, 1998, with respect to the Credit Agreement, dated as of March 4, 1997, as amended by the Waiver and First Amendment thereto dated as of November 25, 1997 and the Waiver and Second Amendment thereto dated as of May 27, 1998 (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among PACKARD BIOSCIENCE COMPANY, a Delaware corporation ("PACKARD"), the Subsidiary Borrowers party thereto, the lenders from time to time parties thereto (the "LENDERS"), NATIONSBANC MONTGOMERY SECURITIES LLC (formerly known as BANCAMERICA SECURITIES, INC.) and CIBC OPPENHEIMER CORP. (formerly known as CIBC-WOOD GUNDY SECURITIES CORP.), as co-arrangers and co-syndication agents (in such capacities, the "CO-ARRANGERS" and the "CO-SYNDICATION AGENTS"), CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent.

                              W I T N E S S E T H :

     WHEREAS, Packard has requested that the Lenders agree to waive compliance with certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

     WHEREAS, the Lenders have agreed to such waivers only upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement.

     2. Waiver of Section 9.5. The parties hereto hereby waive compliance with the provisions of Section 9.5 of the Credit Agreement to the extent said provisions would prohibit or restrict the Disposition of Packard=s hydrogen generator product line. It is understood that such Disposition (a) shall not constitute utilization of any of the Abasket@ amounts referred to in Section 9.5 and (b) shall constitute an AAsset Sale@ for the purposes of the Credit Agreement.

     3. Conditions to Effectiveness. This Waiver shall become effective (the actual date of such effectiveness, the AWAIVER EFFECTIVE Date@) as of the date first above written when counterparts hereof shall have been duly executed and delivered by Packard, the Administrative Agent and the Required Lenders and acknowledged by each Subsidiary Guarantor.

     4. Representations. Packard represents and warrants that:

          (a) this Waiver has been duly authorized, executed and delivered by Packard;

          (b) each of this Waiver, and the Credit Agreement as modified by this Waiver, constitutes the legal, valid and binding obligation of Packard;

          (c) each of the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as of the Waiver Effective Date; provided that references in the Credit Agreement to this AAgreement@ shall be deemed references to the Credit Agreement as modified by this Waiver; and

          (d) after giving effect to this Waiver, there does not exist any Default or Event of Default.

     5. Continuing Effect. Except as expressly waived hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

     6. Expenses. Packard agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Waiver, including the reasonable fees and expenses of counsel to the Administrative Agent.

     7. Counterparts. This Waiver may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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



     8. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                         PACKARD BIOSCIENCE COMPANY

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger with Bank of America Illinois), as a Lender

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         CANADIAN IMPERIAL BANK OF COMMERCE

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         ABN AMRO BANK N.V.

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:


                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         BANKBOSTON, N.A. (formerly known as The First National Bank of Boston)

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         BANK OF SCOTLAND

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         FLEET NATIONAL BANK

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         IBJ SCHRODER BANK & TRUST COMPANY

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         STATE STREET BANK AND TRUST COMPANY

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         ALLSTATE LIFE INSURANCE COMPANY

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:


                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P.

                         By:  ING Capital Advisors, Inc., as Investment Advisor

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         SENIOR DEBT PORTFOLIO

                         By:  Boston Management and Research, as Investment
                              Advisor

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         COMMERCIAL LOAN FUNDING TRUST I

                         By: Lehman Commercial Paper, Inc.

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         FEDERAL STREET PARTNERS

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                         EATON VANCE SENIOR INCOME TRUST

                         By:  Eaton Vance Management, as Investment Advisor

                         By:
                            ----------------------------------------------------
                            Name:
                            Title:

                           ACKNOWLEDGEMENT AND CONSENT

     Each of the undersigned does hereby acknowledge and consent to the foregoing Waiver. Each of the undersigned does hereby confirm and agree that, after giving effect to such Waiver, the Guarantee and Collateral Agreement and the other Security Documents in favor of the Administrative Agent to which it is a party are and shall continue to be in full force and effect and are hereby confirmed and ratified in all respects.

                                           PACKARD INSTRUMENT COMPANY, INC.

                                           By:
                                              Name:
                                              Title:

                                           AQUILA TECHNOLOGIES GROUP, INC.

                                           By:
                                              Name:
                                              Title:

                                           CCS PACKARD, INC.

                                           By:
                                              Name:
                                              Title:



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